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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 1, 2002

                          JOS. A. BANK CLOTHIERS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                                     36-3189198
           --------                                     ----------
 (State of Incorporation)                  (I.R.S. Employer Identification No.)


500 Hanover Pike, Hampstead, MD                             21074
-------------------------------                             -----
(Address of principal executive offices)                 (zip code)

                                 (410) 239-2700
                                 --------------
              (Registrant's telephone number, including area code)



ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The Audit Committee of the Board of Directors of Jos. A. Bank Clothiers, Inc. (the "Company") annually considers and recommends to the Board the selection of the Company's independent public accountants. As recommended by the Company's Audit Committee, the Board of Directors decided to terminate Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and engage KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year ending February 1, 2003. The Company notified Andersen and KPMG of the Board's decision on May 1, 2002.

         Andersen's reports on the Company's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

         The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated May 1, 2002, stating its agreement with such statements.

         During the Company's two most recent fiscal years and through the date of the Board's decision, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. As of the date of this report, KPMG is in the process of its standard client evaluation procedures and has not accepted the engagement to serve as the Company's independent public accountants for the fiscal year ending February 1, 2003. KPMG expects to complete its evaluation procedures by not later than May 15, 2002.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

c)  Exhibits.  The following exhibit is filed with this Report.

Exhibit
Number          Description
-------         -----------
16              Letter from Arthur Andersen LLP to the Securities and Exchange
                Commission dated May 1, 2002



                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Jos. A. Bank Clothiers, Inc.
                                       (Registrant)

                                       By:   /s/ Robert N. Wildrick
                                        ------------------------------------
                                       Robert N. Wildrick
                                       Chief Executive Officer and Director

Dated May 6, 2002

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EXHIBIT INDEX

Exhibit
Number          Description
-------         -----------
16              Letter from Arthur Andersen LLP to the Securities and Exchange
                Commission dated May 1, 2002